SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 23, 2016

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On January 23, 2016, NanoViricides, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Meeting”). Of the 57,150,603 shares of common stock entitled to vote at the Meeting, 48,808,894 shares of common stock were present in person or by proxy and entitled to vote and 3,943,435 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) were present in person or by proxy and entitled to vote, representing approximately 86.3% of the Company’s outstanding voting capital stock.

(b) At the Meeting, the Company’s stockholders: (i) re-elected each of Anil Diwan, PhD, Dr. Milton Boniuk and Mukund Kulkarni, as Class I Directors, each for a two-year term expiring at the 2017 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal; and (ii) ratified the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 8, 2015.

The voting results of the shares of common stock for each proposal are set forth below:*

Proposal 1 – Election of All Directors:

Total Shares Voted	Votes Against	Total Votes Withheld	Percentage Voted For	Broker Non-Votes
19,780,757	0	811,231	96%	28,216,906

Re-election of Anil Diwan, PhD as a Class I Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
19,666,888	0	925,100	95.51%

Re-election of Dr. Milton Boniuk as a Class I Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
19,651,257	0	940,731	95.43%

Re-election of Mukund Kulkarni as a Class I Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
19,637,691	0	954,297	95.37%

Proposal 2- To ratify the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016:

Votes For	Votes Against	Votes Withheld	Percentage Voted For	Broker Non-Votes
45,142,927	1,886,477	1,779,347	92.48%	0

*These results do not include the votes of the 3,943,435 outstanding shares of the Company’s outstanding Series A Preferred Shares, which votes the rate of 9 votes per share, and of which 3,943,435 shares voted in favor of each of Proposals 1 and 2, and 56,565 shares withheld.

Also on January 23, 2016, the Company’s Board of Directors and a majority of the holders of the Company’s Series A Convertible Preferred Shares (the “Series A Shares”) approved an amendment to the Certificate of Designation of the Series A Shares to increase the number of authorized Series A Shares from 4,000,000 to 8,500,000.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: January 29, 2016	By:	/s/ Eugene Seymour, MD
Name: Eugene Seymour Title: Chief Executive Officer